UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 21, 2016

Emclaire Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMCLAIRE FINANCIAL CORP
CURRENT REPORT ON FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On October 19, 2016, the Board of Directors of Emclaire Financial Corp (the “Company”) appointed Deanna McCarrier to the Board of Directors of the Company, effective on October 19, 2016.  In addition, Ms. McCarrier was appointed to the audit, finance and human resources committees of the Company.  Ms. McCarrier will serve an initial term as director until the Company’s 2018 annual meeting of shareholders.  The Board of Directors of The Farmers National Bank of Emlenton (the “Bank”), the Company’s wholly owned subsidiary, also appointed Ms. McCarrier to serve on the Board of Directors of the Bank, effective on October 19, 2016.

            A copy of the Company’s press release, dated October 21, 2016, is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Emclaire Financial Corp Press Release, dated October 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emclaire Financial Corp.

Date: October 21, 2016	By:	/s/ William C. Marsh
William C. Marsh
Chairman, President and Chief Executive Officer